Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1999-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-A and deliver to you herewith the following documents:

             One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                            SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 25, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                     (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200



Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-A on July 16, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

99.1. Distribution Date Statement relating to interest and prinicipal distributions made on July 16, 2001 on the Series 1999-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Blaine Filthaut
                                    Blaine Filthaut
                                    Title:  Treasurer

Dated: July 25, 2001

I. ORIGINAL DEAL PARAMETERS

(A) Initial Pool Principal Balance                                                      $ 180,036,224.65
(B) Initial Certificates Principal Balance                                              $ 175,534,000.00
    (i)  Initial Class A-1 Certificate Principal Balance                                $  35,000,000.00
                           Certificate Amount Percentage                                      19.44%
                           Certificate Pass-through Rate                                       5.83%
    (ii) Initial Class A-2 Certificate Principal Balance                                $  31,000,000.00
                           Certificate Amount Percentage                                      17.22%
                           Certificate Pass-through Rate                                       5.80%
    (iii)Initial Class A-3 Certificate Principal Balance                                $  22,000,000.00
                           Certificate Amount Percentage                                      12.22%
                           Certificate Pass-through Rate                                       5.98%
    (iv) Initial Class A-4 Certificate Principal Balance                                $  34,000,000.00
                           Certificate Amount Percentage                                      18.89%
                           Certificate Pass-through Rate                                       6.48%
    (v)  Initial Class A-5 Certificate Principal Balance                                $  14,375,000.00
                           Certificate Amount Percentage                                       7.98%
                           Certificate Pass-through Rate                                       6.70%
    (vI) Initial Class M-1 Certificate Principal Balance                                $  13,503,000.00
                           Certificate Amount Percentage                                       7.50%
                           Certificate Pass-through Rate                                       6.79%
    (vIi)Initial Class M-2 Certificate Principal Balance                                $   9,002,000.00
                           Certificate Amount Percentage                                       5.00%
                           Certificate Pass-through Rate                                       7.67%
    (viiIInitial Class B-1 Certificate Principal Balance                                $   8,552,000.00
                           Certificate Amount Percentage                                       4.75%
                           Certificate Pass-through Rate                                       8.50%
    (IX) Initial Class B-2 Certificate Principal Balance                                $   8,102,000.00
                           Certificate Amount Percentage                                       4.50%
                           Certificate Pass-through Rate                                       8.50%

(C) Initial Weighted Average Coupon (WAC)                                                      9.96%
(D) Initial Weighted Average Original Maturity (WAOM)                                         316.00 months
(E) Initial Weighted Average Remaining Maturity (WAM)                                         315.00 months
(F) Initial Number of Receivables                                                              4,678
(G) Servicing Fee Rate                                                                         1.00%
(H) Credit Enhancement
    (i)  Reserve Fund Initial Deposit Percentage                                               0.00%
    (ii) Reserve Fund Target %                                                                 0.00%
    (iii)Target Overcollateralization Percentage Prior to Crossover Date                       4.75%
    (iv) Target Overcollateralization Percentage After Crossover Date                          8.31%
    (v)  Target Overcollateralization Floor                                                    1.25%
    (vi) Target Credit Enhancement % Prior to Crossover Date                                   4.75%
    (vii)Target Credit Enhancement % After Crossover Date                                      8.31%
    (viiiTarget Credit Enhancement Floor                                                       1.25%
    (ix) Target Credit Enhancement Amount                                               $ 8,551,720.67
(I) Crossover Date Tests
         Earliest Crossover Date                                                            Feb-2004
         Percent of Initial Suboridnation Percentage                                         190.00%
(J) Class B-2 Floor Percentage (of Initial Pool Balance)                                       0.75%

II. CURRENT PORTFOLIO INFORMATION

(A) Beginning Pool Principal Balance                                                    $ 149,667,972.73
(B) Beginning Pool Factor                                                                 83.132144%
(C) Ending Pool Principal Balance                                                       $ 147,700,448.37
(D) Ending Pool Factor                                                                    82.039294%
(E) Ending Total Certificate Balance (after Current Distributions)                      $ 135,018,338.23
(F) Current Overcollateralization Amount (after Current Distributions)                  $12,682,110.14
(G) Weighted Average Coupon (WAC)                                                              9.87%
(H) Weighted Average Remaining Maturity (WAM)                                                 291.31 months
(I) Ending Number of Receivables                                                               3,911


III. COLLECTION CALCULATIONS

(A) Interest

    (i) Scheduled Interest Collections durring Current Period                              926,882.07
    (ii)Paid Ahead Interest Collections applied to Current Period                           14,683.73
    (iii)Net Servicer Advance                                                              462,097.53
    (iv) Liquidation Proceeds Attributable to Interest                                      71,358.59
    (v) Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)          0.00
    (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                    0.00
    (vii)Recoveries on Previously Liquidated Contracts                                           0.00
                                                                                        -------------
    (viiiTotal Interest Amount Available for Distribution                               1,475,021.92

(B) Principal

    (i)       Scheduled Principal Collections                                             396,910.98
    (ii)      Full and Partial Principal Prepayments                                       27,799.95
    (iii)     Paid Ahead Principal Collections Applied to Current Period                    7,929.29
    (iv)      Net Servicer Advance                                                         56,044.39
    (v)       Liquidation Proceeds Attributable to Principal                              880,382.90
    (vi)      Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)      0.00
    (vii)     Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                 0.00
    (viii)    Other Principal Amounts                                                           0.00
                                                                                        -------------
    (ix)      Total Principal Amount Available for Distribution                         1,369,067.51


IV. DISTRIBUTION CALCULATIONS

(A)      Total Interest Available for Distribution                                      1,475,021.92
(B)      Total Principal Available for Distribution                                     1,369,067.51
(C)      Reserve Fund Draw Amount Required                                                      0.00
(D)      Draw on Letter of Credit for Interest Distribution                                 0.00
         Less:
         Monthly Servicing Fee                                                            124,723.31
         Reimbursement to Servicer for Liquidation Expense                                298,593.82
         Late Payment Fees, Extension Fees and Other Permitted Fees                             0.00
         Other Permitted Withdrawals from Certificate Account                                   0.00
                                                                                        -------------
         Available Distribution Amount                                                  2,420,772.30

         Interest Accrual Period                                                                  30 days

         Total Interest Amount Due                                                        795,315.33
         Total Interest Distribution Amount                                               795,315.33

         Amount Available for Principal Distribution Amount                             1,625,456.97

         Total Principal Amount Available for Distribution                              1,369,067.51
         Principal Loss on Liquidated Assets                                              598,456.85
         Principal Distribution Shortfall Carryover Amount                                      0.00
         Overcollaterallization Writedown Amount                                          342,067.39
         Overcollaterallization Reduction Amount                                            0.00
         Accelerated Principal Distribution Amount for Current Period                           0.00
                                                                                        -------------
         Total Principal Amount to be Distributed                                       1,625,456.97

         Draw on Letter of Credit for Principal Distribution                                    0.00
         Excess Interest                                                                        0.00
         Reserve Account Deposit                                                                0.00
         Reserve Account Release                                                                0.00
         Class X Distribution Amount                                                            0.00
         Class R Distribution Amount                                                            0.00


V. SERVICER ADVANCE

(A) Interest
    (i)       Beginning Advance                                                         3,498,755.48
    (ii)      Monthly Servicer Advance (Reimbursement)                                    462,097.53
                                                                                        -------------
    (iii)     Ending Advance Balance                                                    3,960,853.01

(B) Principal
    (i)       Beginning Advance                                                           399,418.45
    (ii)      Monthly Servicer Advance (Reimbursement)                                     56,044.39
                                                                                        -------------
    (iii)     Ending Advance Balance                                                      455,462.84

(C) Total Servicer Advance
    (i)       Beginning Advance                                                         3,898,173.93
    (ii)      Monthly Servicer Advance (Reimbursement)                                    518,141.92
                                                                                        -------------
    (iii)     Ending Advance Balance                                                    4,416,315.85

VI. CREDIT ENHANCEMENT

(A) Overcollateralization

    (I)  Target Overcollaterallization Amount                                           8,551,720.67
    (ii) Beginning Balance                                                              4,922,177.53
    (iii)Write Down for Certificate Distributions                                         342,067.39
    (iv) Overcollaterallization Addition Amount                                                 0.00
    (v)  Overcollaterallization Reduction Amount                                            0.00
    (vi) Ending Balance                                                                 4,580,110.14

(B) Reserve Fund (if applicable)

    (i)  Required Reserve Fund Balance                                                          0.00
    (ii) Beginning Reserve Fund Balance                                                         0.00
    (iii)Draws for Certificate Distributions                                                    0.00
    (iv) Excess Interest Deposited                                                          0.00
    (v)  Reserve Fund Release                                                                   0.00
    (vi) Ending Reserve Fund Balance                                                            0.00

(C) Letter of Credit (if applicable)
    (i)  Beginning LC Balance                                                           11,314,349.77
    (ii) Draw on LC for Interest Distribution                                                                  -
    (iii)Draw on LC for Principal Distribution                                                                 -
         Ending Balance                                                                 11,314,349.77


VII. CERTIFICATE DISTRIBUTIONS

(A) Senior Certificates - Interest

    (i)  Class A1
                           Pass-Through Rate                                                   5.83%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                      $ 20,444.76
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                 $ 20,444.76
                           Ending Carryover Balance                                              $ -
                           Interest Paid Per $1000                                            $ 0.58

    (ii) Class A2
                           Pass-Through Rate                                                   5.80%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                     $ 149,704.17
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                $ 149,704.17
                           Ending Carryover Balance                                              $ -
                           Interest Paid Per $1000                                            $ 4.83

    (iii)Class A3
                           Pass-Through Rate                                                   5.98%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                     $ 109,633.33
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                $ 109,633.33
                           Ending Carryover Balance                                              $ -
                           Interest Paid Per $1000                                            $ 4.98

    (iv) Class A4
                           Pass-Through Rate                                                   6.48%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                     $ 183,458.33
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                $ 183,458.33
                           Ending Carryover Balance                                              $ -
                           Interest Paid Per $1000                                            $ 5.40

    (v)  Class A5
                           Pass-Through Rate                                                   6.70%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                      $ 80,260.42
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                 $ 80,260.42
                           Ending Carryover Balance                                              $ -
                           Interest Paid Per $1000                                            $ 5.58

(B) Subordinate Certificates - Interest

    (i)  Class M1
                           Pass-Through Rate                                                   6.79%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                      $ 76,348.21
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                 $ 76,348.21
                           Ending Carryover Balance                                              $ -
                           Beginning Carryover Writedown Interest                                $ -
                           Current Writedown Interest                                            $ -
                           Current Carryover Writedown Interest Accrual                          $ -
                           Writedown interest Paid                                               $ -
                           Ending Carryover Writedown Interest                                   $ -
                           Interest Paid Per $1000                                            $ 5.65


    (ii) Class M2
                           Pass-Through Rate                                                   7.67%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                      $ 57,500.28
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                 $ 57,500.28
                           Ending Carryover Balance                                              $ -
                           Beginning Carryover Writedown Interest                                $ -
                           Current Writedown Interest                                            $ -
                           Current Carryover Writedown Interest Accrual                          $ -
                           Writedown interest Paid                                               $ -
                           Ending Carryover Writedown Interest                                   $ -
                           Interest Paid Per $1000                                            $ 6.39

    (iii)Class B1
                           Pass-Through Rate                                                   8.50%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                      $ 60,576.67
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                 $ 60,576.67
                           Ending Carryover Balance                                              $ -
                           Beginning Carryover Writedown Interest                                $ -
                           Current Writedown Interest                                            $ -
                           Current Carryover Writedown Interest Accrual                          $ -
                           Writedown interest Paid                                               $ -
                           Ending Carryover Writedown Interest                                   $ -
                           Interest Paid Per $1000                                            $ 7.08

    (iv) Class B2
                           Pass-Through Rate                                                   8.50%
                           Beginning Carryover Interest                                          $ -
                           Current Interest Accrual                                      $ 57,389.17
                           Current Carryover Interest Accrual                                    $ -
                           Interest Paid                                                 $ 57,389.17
                           Ending Carryover Balance                                              $ -
                           Beginning Carryover Writedown Interest                                $ -
                           Current Writedown Interest                                            $ -
                           Current Carryover Writedown Interest Accrual                          $ -
                           Writedown interest Paid                                               $ -
                           Ending Carryover Writedown Interest                                   $ -
                           Interest Paid Per $1000                                            $ 7.08


(C) Senior Certificates - Principal

    (i)  Class A1
                           Initial Certificate Balance                                  35,000,000.00
                           Initial Certificate Percentage                                     19.44%
                           Beginning Certificate Balance                                4,211,795.20
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        4,211,795.20
                           Current Principal Paid                                       1,625,456.97
                           Ending Principal Shortfall                                           0.00
                           Accelerated Principal Distribution                                   0.00
                           Ending Certificate Balance                                   2,586,338.23
                           Ending Pool Factor                                                  1.75%
                           Principal Paid per $1000                                           385.93
                           Total Class Distribution                                     1,625,456.97

    (ii) Class A2
                           Initial Certificate Balance                                  31,000,000.00
                           Initial Certificate Percentage                                     17.22%
                           Beginning Certificate Balance                                31,000,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        31,000,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Accelerated Principal Distribution                                   0.00
                           Ending Certificate Balance                                   31,000,000.00
                           Ending Pool Factor                                                 20.99%
                           Principal Paid per $1000                                             0.00
                           Total Class Distribution                                             0.00

    (iii)Class A3
                           Initial Certificate Balance                                  22,000,000.00
                           Initial Certificate Percentage                                     12.22%
                           Beginning Certificate Balance                                22,000,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        22,000,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Accelerated Principal Distribution                                   0.00
                           Ending Certificate Balance                                   22,000,000.00
                           Ending Pool Factor                                                 14.90%
                           Principal Paid per $1000                                             0.00
                           Total Class Distribution                                             0.00

    (iv) Class A4
                           Initial Certificate Balance                                  34,000,000.00
                           Initial Certificate Percentage                                     18.89%
                           Beginning Certificate Balance                                34,000,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        34,000,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Accelerated Principal Distribution                                   0.00
                           Ending Certificate Balance                                   34,000,000.00
                           Ending Pool Factor                                                 23.02%
                           Principal Paid per $1000                                             0.00
                           Total Class Distribution                                             0.00

    (v)  Class A5
                           Initial Certificate Balance                                  14,375,000.00
                           Initial Certificate Percentage                                      7.50%
                           Beginning Certificate Balance                                14,375,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        14,375,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Accelerated Principal Distribution                                   0.00
                           Ending Certificate Balance                                   14,375,000.00
                           Ending Pool Factor                                                  9.73%
                           Principal Paid per $1000                                             0.00
                           Total Class Distribution                                             0.00


(D) Subordinate Certificates - Principal

    (i)  Class M1
                           Initial Certificate Balance                                  13,503,000.00
                           Initial Certificate Percentage                                      5.00%
                           Beginning Certificate Balance                                13,503,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        13,503,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Ending Certificate Balance- Excluding Writedowns             13,503,000.00
                           Ending Pool Factor                                                  9.14%
                           Principal Paid per $1000                                             0.00
                           Beginning Outstanding Writedown                                      0.00
                           Current Writedown/Writeup                                            0.00
                           Ending Certificate Balance- Including Writedowns                     0.00
                           Total Class Distribution                                             0.00


    (iii)Class M2
                           Initial Certificate Balance                                  9,002,000.00
                           Initial Certificate Percentage                                      5.00%
                           Beginning Certificate Balance                                9,002,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        9,002,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Ending Certificate Balance- Excluding Writedowns             9,002,000.00
                           Ending Pool Factor                                                  6.09%
                           Principal Paid per $1000                                             0.00
                           Beginning Outstanding Writedown                                      0.00
                           Current Writedown/Writeup                                            0.00
                           Ending Certificate Balance- Including Writedowns                     0.00
                           Total Class Distribution                                             0.00

    (iv) Class B1
                           Initial Certificate Balance                                  8,552,000.00
                           Initial Certificate Percentage                                      4.75%
                           Beginning Certificate Balance                                8,552,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        8,552,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Ending Certificate Balance- Excluding Writedowns             8,552,000.00
                           Ending Pool Factor                                                  5.79%
                           Principal Paid per $1000                                             0.00
                           Beginning Outstanding Writedown                                      0.00
                           Current Writedown/Writeup                                            0.00
                           Ending Certificate Balance- Including Writedowns                     0.00
                           Total Class Distribution                                             0.00

    (iv) Class B2
                           Initial Certificate Balance                                  8,102,000.00
                           Initial Certificate Percentage                                      4.50%
                           Beginning Certificate Balance                                8,102,000.00
                           Shortfall Carryover                                                  0.00
                           Current Principal Due                                        8,102,000.00
                           Current Principal Paid                                               0.00
                           Ending Principal Shortfall                                           0.00
                           Ending Certificate Balance- Excluding Writedowns             8,102,000.00
                           Ending Pool Factor                                                  5.49%
                           Principal Paid per $1000                                             0.00
                           Beginning Outstanding Writedown                                      0.00
                           Current Writedown/Writeup                                            0.00
                           Ending Certificate Balance- Including Writedowns                     0.00
                           Total Class Distribution                                             0.00


(E) Total Certificate Balances

                                                              Beg of Period             End of Period
    (i)  Aggregate Balance of Certificates                   $ 149,667,972.73         $ 147,700,448.37
    (ii) Total Certificate Pool Factor                          83.1321436%              82.0392944%


VIII. DELINQUENCY INFORMATION

                                                                 Percent of               Percent of
Delinquent Receivables at End of Due Period :Principal Balance Pool Balance       Units  Total Units
                                             ----------------- ------------       -----  -----------
    30-59 Days Delinquent                    $ 15,535,284.94         10.52%         415       10.61%
    60-89 Days Delinquent                     $ 8,226,907.01          5.57%         218        5.57%
    90 Days or More Delinquent               $ 22,274,712.86         15.08%         583       14.91%
    Homes Repossessed or Foreclosed Upon      $ 8,674,738.48          5.87%         228        5.83%

    Bankruptcy*(included in above delinquency)$ 9,233,879.84          6.25%         230        5.88%

    Extensions granted during period                                                  0
    Rewrites granted during period                                                    0


    * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX. REPURCHASED CONTRACTS

(A) Repurchased Contracts -  Breach of Rep or Warranty

    (i)  Beginning Cumulative Repurchased Contracts since cutoff                        $ 151,726.24
    (ii) Number of Contracts repurchased this period                                               -
    (iii)Repurchase Price of Contracts this period                                               $ -
    (iv) Ending Cumulative Repurchased Contracts since cutoff                           $ 151,726.24

(B) Repurchased Contracts -  Delinquent Loans
    (i)  Beginning Cumulative Repurchased Contracts since cutoff                                 $ -
    (ii) Number of Contracts repurchased this period                                               -
    (iii)Repurchase Price of Contracts this period                                               $ -
    (iv) Ending Cumulative Repurchased Contracts since cutoff                                      -


X. REPOSESSION / LOSS INFORMATION

                                                                               Units   Principal Balance
         Beginning Repossession Inventory                                       229     $ 8,984,462.35
         Repossessions Incurred                                                 37      $ 1,169,115.88
         Less Repurchase of Delinquent Loans                                     0               $ -
         Less Repossessions Sold                                                38      $ 1,478,839.75
                                                                            =========================
         Ending Repossession Inventory                                          228     $ 8,674,738.48

         Principal Balance of Repossessions Liquidated                                  $ 1,478,839.75
              Liquidation Proceeds Attributable to Principal                            $ 880,382.90
                                                                                        -------------
                   Principal Loss on Liquidation of Repo                                $ 598,456.85
         Reimbursement to Servicer for Liquidation Expense                              $ 298,593.82
         Recoveries for Previously Liquidated Contracts                                          $ -
                                                                                        -------------
         Net Liquidation Loss (Realized Loss)                                           $ 897,050.67

    Recoveries
         Liquidation Proceeds Attributable to Interest                                   $ 71,358.59
         Liquidation Proceeds Attributable to Principal                                 $ 880,382.90
         Recoveries for Previously Liquidated Contracts                                          $ -
                                                                                        -------------
         Total Recoveries                                                               $ 951,741.49
         Recovery Percentage of Principal Balance of Repossessions Liquidated               64%

XI. TRIGGERS


    Has the Crossover Date Occurred?                       NO


         Where the Current Distribution Date of                                           06/30/01
         is greater than the Earliest Crossover Date of                                 February 29, 2004
                           And
         Subordinated Certificates Beginning Principal Balance of                       39,159,000.00
         plus the Current Overcollateralization Amount of                               4,580,110.14
         divided by the Current Beginning Pool Principal Balance of                     149,667,972.73
                                                                                        -------------
         Equals                                                                            29.22%
                                                                                        -------------
                           And is greater than the:
         Subordinated Initital Certificates Percentage of                                  14.25%
         multiplied by the
         Percentage (as Percent of Initial Class Subordination Percentage)                  175%
                                                                                        -------------
         Equals                                                                            24.94%
                                                                                        -------------



    Principal Distribution Tests:                            Actual Ratio    Test Ratio    Result
                                                               Over 60 Days Delinquent
         Current Mo                                                  26.52%
         1st Preceding Mo                                            26.27%
         2nd Preceding Mo                                            25.88%

         Average 60 Day Delinquency Ratio:                           26.22%    5.00%         FAIL


                                                             Over 30 Days Delinquent
         Current Mo                                                  37.04%
         1st Preceding Mo                                            36.62%
         2nd Preceding Mo                                            35.68%

         Average 30 Day Delinquency Ratio:                           36.45%    7.00%         FAIL


                                                                             Net Liquidation Losses
                                             Ending Pool Bal                   (Realized Losses)
         Current Mo                           147,700,448.37                       897,050.67
         1st Preceding Mo                     149,667,972.73                       594,924.98
         2nd Preceding Mo                     151,095,338.51                       554,886.89

                           Total              448,463,759.61                      2,046,862.54

                           Divided by                      3

                           Average            149,487,919.87


         Sum of last 3 months of Losses                        2,046,862.54
         Divided by 3 month average of Pool Balance          149,487,919.87
         Annualized  (multiply by 4)                                      4

         Current Realized Loss Ratio:                                 5.48%       2.75%     FAIL



         Beginning Cumulative Realized Losses                 10,036,862.13
         Net Liquidation Losses (Realized Losses)                897,050.67
                                                             ---------------
         Ending Cumulative Realized Losses                    10,933,912.80
         Divided by Initial Pool Principal Balance           180,036,224.65

         Cumulative Realized Loss Ratio:                              6.07%       7.00%      PASS




    Should Principal Be Distributed to the Subordinated Certificates?      NO






The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        ________________________________  DATE:   ______________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        ________________________________  DATE:   ______________________
NAME:    Edward A. Bortz
TITLE:   Director of Securitization